Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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SunAmerica Series, Inc.

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SUNAMERICA SERIES, INC.

Focused Dividend Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

August 5, 2013

Dear Shareholder:

The Board of Directors (the “Board”) of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), has called a special meeting of shareholders of the Focused Dividend Strategy Portfolio (the “Portfolio”), a series of the Corporation, to be held on Friday, September 27, 2013, at 10:00 a.m., Eastern Time (the “Special Meeting”), at the offices of the Portfolio’s investment adviser, SunAmerica Asset Management Corp. (“SunAmerica”), Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. At the Special Meeting, shareholders will be asked to vote on a proposal to approve an amendment to the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica (the “Amended Advisory Agreement”) to increase the advisory fee rate payable by the Portfolio to SunAmerica (the “Proposal”).

You are receiving the enclosed Proxy Statement because you own shares in the Portfolio. At a meeting held on June 4, 2013, the Board of the Corporation unanimously approved the Amended Advisory Agreement, which is subject to approval by the Portfolio’s shareholders. As discussed in more detail in the enclosed Proxy Statement, the Board considered a variety of factors in approving the Amended Advisory Agreement, including, among other things: (1) the scope and high quality of the services that SunAmerica provides under the current Investment Advisory and Management Agreement (the “Current Advisory Agreement”) and would continue to provide under the Amended Advisory Agreement, and that the current fee, which was established approximately 15 years ago, is not reflective of the current nature and level of services being provided by SunAmerica; (2) the rate and amount of the current fee and of the proposed fee under the Amended Advisory Agreement (the “Proposed Fee”), both in absolute terms and relative to other comparable funds, and that the Proposed Fee would continue to be below the median of the Portfolio’s peers; (3) the impact of the change in the fee rate on the Portfolio’s expense ratio; (4) the profitability of SunAmerica and its affiliates with respect to the services they provide to the Portfolio; and (5) the extent to which shareholders may benefit from potential economies of scale from the breakpoints included in the Proposed Fee structure.

The Board concluded that the Proposed Fee and terms of the Amended Advisory Agreement were fair and reasonable and in the best interests of the Portfolio and the Portfolio’s shareholders. A complete discussion of the factors the Board considered is included in the Proxy Statement under “Reasons to Vote For the Proposal and Factors Considered by the Board in Approving the Amended Advisory Agreement.”

Enclosed are the following materials:

•	A Notice of Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•	A Proxy Statement, which provides detailed information on the Proposal and why the Proposal is being made.

We encourage you to review the enclosed materials carefully. As a shareholder of the Portfolio, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling the toll-free telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in a postage-paid envelope; or

•	In person at the Special Meeting.

The Board of the Corporation recommends that the shareholders of the Portfolio vote “FOR” the Proposal.

We appreciate your cooperation and continued support.

Sincerely,

/s/ John T. Genoy
_______________________________________________________
John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

Questions & Answers

We recommend that you read the enclosed proxy statement (the “Proxy Statement”) in its entirety. For your convenience, we have provided a brief overview of the matter to be voted on.

Q:	What is happening?

A:	The Board of Directors (the “Board”) of SunAmerica Series, Inc. (the “Corporation”) has approved an amendment to the Investment Advisory and Management Agreement between the Corporation, on behalf of the Focused Dividend Strategy Portfolio (the “Portfolio”), and SunAmerica Asset Management Corp. (“SunAmerica”), to increase the advisory fee rate payable by the Portfolio to SunAmerica (the “Amended Advisory Agreement”). The Board has called a special meeting of shareholders of the Portfolio, to be held on Friday, September 27, 2013, at 10:00 a.m., Eastern Time (the “Special Meeting”). At the Special Meeting, shareholders of the Portfolio will be asked to vote on a proposal to approve the Amended Advisory Agreement (the “Proposal”).

The Board recommends that you vote “FOR” the Proposal after you study the enclosed materials.

Q:	What are the reasons for the Proposal and why is the Board recommending that shareholders approve the Proposal?

A:	SunAmerica requested the change in fee rate and recommended the Proposal to the Board because, among other things: (1) it believes that the fee under the current Investment Advisory and Management Agreement (the “Current Fee”), which was established at the initial launch of the Portfolio in 1998, is not commensurate with the nature and level of services that SunAmerica currently provides, and has provided to the Portfolio since 2005, when the investment techniques used with respect to the Portfolio were broadened to include a more complex rules-based selection process requiring additional expertise in managing the Portfolio; (2) the Current Fee is below market and substantially lower than the fees charged to the Portfolio’s peers; (3) the Portfolio’s performance has been very strong and the Portfolio has consistently outperformed its peers; and (4) SunAmerica does not believe that it can achieve a reasonable level of profitability from the Portfolio at the Current Fee rate. In addition, SunAmerica proposed breakpoints in the fee rate to provide a means to share potential economies of scale with the Portfolio’s shareholders.

The Board unanimously approved the Proposal at a meeting held on June 4, 2013 and recommends that the Portfolio’s shareholders approve the Proposal. As discussed in more detail in the enclosed Proxy Statement, the Board considered a variety of factors in approving the Amended Advisory Agreement, including,

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among other things: (1) the scope and high quality of the services that SunAmerica provides under the current Investment Advisory and Management Agreement (the “Current Advisory Agreement”) and would continue to provide under the Amended Advisory Agreement, and that the Current Fee, which was established approximately 15 years ago, is not reflective of the nature and level of services being provided by SunAmerica; (2) the rate and amount of the Current Fee and of the proposed fee under the Amended Advisory Agreement (the “Proposed Fee”), both in absolute terms and relative to other comparable funds, and that the Proposed Fee would continued to be below the median of the Portfolio’s peers; (3) the impact of the change in the fee rate on the Portfolio’s expense ratio; (4) the profitability of SunAmerica and its affiliates with respect to the services they provide to the Portfolio; and (5) the extent to which shareholders may benefit from potential economies of scale from the breakpoints included in the Proposed Fee structure. The Board concluded that the Proposed Fee and terms of the Amended Advisory Agreement were fair and reasonable and in the best interests of the Portfolio and the Portfolio’s shareholders.

A complete discussion of the factors the Board considered is included in the Proxy Statement under “Reasons to Vote For the Proposal and Factors Considered by the Board in Approving the Amended Advisory Agreement.”

Q:	Who is eligible to vote?

A:	Shareholders of the Portfolio as of the close of business on July 11, 2013 are eligible to vote at the Special Meeting.

Q:	How many votes are needed to approve the Proposal?

A:	The Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Portfolio’s outstanding voting securities or (b) 67% or more of the Portfolio’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Portfolio’s outstanding voting securities are present.

Q:	Who will pay for the proxy solicitation expenses?

A:	The costs of the preparation, mailing and solicitation of this proxy, which are estimated to be approximately $700,000, will be borne solely by SunAmerica or its affiliates, not by the Portfolio.

Q:	How does the Board recommend that I vote?

A:	After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

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Q:	How can I vote my shares?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card(s);

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card(s);

•	By Internet, using the Internet address located on your proxy card(s) and following the instructions on the site; or

•	In person at the Special Meeting.

Q:	Who do I call if I have questions?

A:	If you need assistance or have any questions regarding the Proposal or how to vote your shares, please call AST Fund Solutions, LLC (“AST”), our proxy solicitation firm, at (866) 721-1619. You may receive a call from AST to verify that you received your proxy materials, to answer any questions that you may have about the Proposal, and to encourage you to vote.

Important additional information about the Proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

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SUNAMERICA SERIES, INC.

Focused Dividend Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2013

To the Shareholders of the Focused Dividend Strategy Portfolio:

This notice is to notify you that a special meeting (the “Special Meeting”) of shareholders of the Focused Dividend Strategy Portfolio (the “Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), will be held on Friday, September 27, 2013, at 10:00 a.m., at the offices of the Portfolio’s investment adviser, SunAmerica Asset Management Corporation (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, for the following purposes:

1.	To approve an amendment to the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica, to increase the advisory fee rate payable by the Portfolio to SunAmerica; and

2.	To transact such other business as may be properly presented at the Special Meeting or by postponement or adjournment thereof.

The Board of Directors of the Corporation has fixed the close of business on July 11, 2013 as the record date for determination of shareholders of the Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 17-18 of the enclosed proxy statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special

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Meeting. Please refer to the section of the enclosed proxy statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By order of the Board of Directors,

/s/ Gregory N. Bressler
_________________________________________________
Gregory N. Bressler
Secretary

August 5, 2013

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PROXY STATEMENT

SUNAMERICA SERIES, INC.

Focused Dividend Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This proxy statement (the “Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SunAmerica Series, Inc., an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), organized as a Maryland corporation (the “Corporation”), on behalf of the Focused Dividend Strategy Portfolio (the “Portfolio”), a series of the Corporation, for use at a special meeting of shareholders of the Portfolio (the “Special Meeting”). The Special Meeting will be held on September 27, 2013 at 10:00 a.m., Eastern Time, at the offices of the Portfolio’s investment adviser, SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. Shareholders of record of the Portfolio as of the close of business on July 11, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about August 6, 2013.

The Portfolio provides periodic reports to its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders. You may receive an additional copy of the Portfolio’s most recent annual and semi-annual reports, without charge, by calling 1-800-858-8850 or by writing to the Corporation at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEEITNG TO BE HELD ON SEPTEMBER 27, 2013. The Notice of Special Meeting of Shareholders and this Proxy Statement are available on the internet at www.proxyonline.com/docs/sunamerica.pdf.

PROPOSAL: Approval of the Amended Advisory Agreement

The only item of business that the Board expects will come before the Special Meeting is the proposal to amend the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica (the “Amended Advisory Agreement”) to increase the advisory fee rate payable by the Portfolio to SunAmerica (the “Proposal”). For the reasons discussed below, the Board has approved, and recommends that the Portfolio’s shareholders vote to approve, the Proposal.

Any shareholder who owned shares of the Portfolio on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote.

The Board unanimously recommends that the Portfolio’s shareholders vote “FOR” the Proposal.

Description of the Proposal

At a meeting held on June 4, 2013 (the “Meeting”), the Board, including a majority of those directors who were not “interested persons” within the meaning of section 2(a)(19) of the 1940 Act (the “Independent Directors”), unanimously voted to approve the Amended Advisory Agreement in order to increase the advisory fee rate payable by the Portfolio to SunAmerica, subject to shareholder approval. Pursuant to the current Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica dated January 1, 1999, as amended (the “Current Advisory Agreement”), SunAmerica is paid a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets (the “Current Fee”). Pursuant to the Amended Advisory Agreement, the proposed fee would be: 0.60% on the first $1.5 billion of average daily net assets, 0.50% on the next $1.5 billion of average daily net assets and 0.40% thereafter (the “Proposed Fee”). As of May 22, 2013, the Portfolio’s assets were approximately $4.5 billion, and thus the fee rate for any incremental assets would be payable at the 0.40% breakpoint level, allowing shareholders to receive the benefit of both breakpoints. The Current Fee does not contain breakpoints. There are no other changes being proposed to the Current Advisory Agreement and the terms of the Current Advisory Agreement and the Amended Advisory Agreement are identical except for the advisory fee rate payable by the Portfolio to SunAmerica.

SunAmerica requested the change in fee rate and recommended the Proposal to the Board because, among other things: (1) it believes that the Current Fee, which was established at the initial launch of the Portfolio in 19981, is not commensurate with the nature and level of services that SunAmerica currently provides, and has provided to the Portfolio since 2005, when the investment techniques used with respect to the Portfolio were broadened to include a more complex rules-based selection process requiring additional expertise in managing the Portfolio; (2) the Current Fee is below market and substantially lower than the fees charged to the Portfolio’s peers; (3) the Portfolio’s performance has been very strong and the Portfolio has consistently outperformed its peers; and (4) SunAmerica does not believe that it can achieve a reasonable level of profitability from the Portfolio at the Current Fee rate. In addition,

[1]	The Portfolio originally commenced operation in 1998 as the Focused Dividend Strategy Portfolio, a series of SunAmerica Equity Funds (the “Predecessor Fund”), which was reorganized into the Portfolio on February 20, 2004. The Portfolio, as successor the Predecessor Fund, carried forward the performance and accounting history of the Predecessor Fund.

SunAmerica proposed breakpoints in the fee rate to provide a means to share potential economies of scale with the Portfolio’s shareholders. The Board unanimously approved the Proposal at the Meeting and recommends that the Portfolio’s shareholders approve the Proposal. The factors that the Board considered in approving the Amended Advisory Agreement are set forth below under “Reasons to Vote For the Proposal and Factors Considered by the Board in Approving the Amended Advisory Agreement.”

Comparison of the Current Advisory Agreement and the Amended Advisory Agreement

Pursuant to the Current Advisory Agreement, SunAmerica acts as adviser for the Portfolio, manages the investment of the Portfolio’s assets, manages the daily business affairs of the Portfolio, and obtains and evaluates economic, statistical, and financial information in order to formulate and implement investment policies, subject to the Board’s oversight and control. SunAmerica also acts as administrator to the Portfolio and provides certain administrative services pursuant to the Current Advisory Agreement, such as providing bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized all of its officers and employees, if elected, to serve as officers and/or directors of the Corporation without compensation. In addition, SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services. Under the Current Advisory Agreement, SunAmerica is paid a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets. The Board most recently approved the continuation of the Current Advisory Agreement at the Meeting and the Current Advisory Agreement was last presented for a vote by the Portfolio’s shareholders on January 30, 2004.

As noted above, pursuant to the Amended Advisory Agreement, the Proposed Fee would be: 0.60% on the first $1.5 billion of average daily net assets, 0.50% on the next $1.5 billion of average daily net assets and 0.40% thereafter. As of May 22, 2013, the Portfolio’s assets were approximately $4.5 billion, and thus the fee rate for any incremental assets would be payable at the 0.40% breakpoint level, allowing shareholders to receive the benefit of both breakpoints. The Current Fee does not contain breakpoints. The annual management fee rate for the fiscal year ended October 31, 2012 at the Portfolio’s current size of approximately $4.5 billion, as of May 22, 2013, would be approximately 0.50%, assuming the size of the Portfolio’s assets remained constant throughout the period. The annual management fee rate for the Portfolio’s fiscal year ended October 31, 2012, would have been 0.58%,2 which is shown in the pro forma fee and expense tables below. The size of the Portfolio as of October 31, 2012 was approximately $2.8 billion, and as of the beginning of the October 31, 2012 fiscal year was approximately $1.0 billion. There are no differences between the Amended Advisory Agreement and the Current Advisory Agreement other than the advisory fee rate payable by the Portfolio to SunAmerica. The form of the Amended Advisory Agreement is attached to this proxy as Appendix A.

[2]	The management fee is a blended rate calculated based on the average daily net assets of the Portfolio throughout the fiscal year period.

Fees and Expenses of the Portfolio

The fee tables and expense examples below provide a comparison of the Portfolio’s actual fees and expenses for the fiscal year ended October 31, 2012 to the pro forma fees and expenses assuming the Amended Advisory Agreement had been in effect during this same period.

Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio:

Actual:

	Class A	Class B	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sale Charge (Load) (as a percentage of the lesser amount redeemed or original purchase cost)[1]	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—
Other Expenses	0.28%	0.29%	0.28%	0.44%[2]

Total Annual Fund Operating Expenses	0.98%	1.64%	1.63%	0.79%

Pro Forma:

	Class A	Class B	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sale Charge (Load) (as a percentage of the lesser amount redeemed or original purchase cost)[1]	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—
Other Expenses	0.28%	0.29%	0.28%	0.44%[2]

Total Annual Fund Operating Expenses	1.21%	1.87%	1.86%	1.02%

[1]	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
[2]	Other expenses with respect to Class W shares are based on estimated amounts for the current fiscal year since no Class W shares were issued as of the Portfolio’s most recent fiscal year end.

Examples

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% each year and that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Actual:

If you redeem your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$869	$1,086	$1,707
Class B	567	817	1,092	1,768
Class C	266	514	887	1,933
Class W	81	252	439	978

If you do not redeem your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$869	$1,086	$1,707
Class B	167	517	892	1,768
Class C	166	514	887	1,933
Class W	81	252	439	978

Pro Forma:

If you redeem your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$1,957
Class B	590	888	1,211	2,018
Class C	289	585	1,006	2,180
Class W	104	325	563	1,248

If you do not redeem your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$1,957
Class B	190	588	1,011	2,018
Class C	189	585	1,006	2,180
Class W	104	325	563	1,248

During the fiscal year ended October 31, 2012, the Portfolio paid a total of $6,484,744 in management fees to SunAmerica. If the Amended Advisory Agreement had been in effect during the fiscal year ending October 31, 2012, the management fees payable by the Portfolio to SunAmerica would have been $10,682,635, representing an increase of 64.7% over the actual management fees paid during this period. For information on other registered investment companies advised by SunAmerica with similar investment strategies, please see Appendix B.

Reasons to Vote For the Proposal and Factors Considered by the Board in Approving the Amended Advisory Agreement

As noted above, SunAmerica recommended the Proposal to the Board because, among other things, it believes that the Current Fee, which was established at the initial launch of the Portfolio in 1998, is not commensurate with the nature and level of services that it currently provides to the Portfolio. Notably, when the Portfolio was first launched in 1998 and through 2005, it was managed based on purely objective selection criteria and a less complex screening process. In 2005, the Board approved certain changes to the principal investment techniques of the Portfolio, including the manner in which securities were selected for the Portfolio by the portfolio manager. In connection with the changes made to the Portfolio in 2005, SunAmerica began implementing the proprietary, rules-based management process that it had developed and continues to employ, as currently described in the Portfolio’s prospectus, in managing the twenty-stock portion of the Portfolio. This more complex selection process requires additional expertise to manage the Portfolio. Thus, SunAmerica believes that it is appropriate to revise the Portfolio’s fee structure to reflect the nature and level of services it now provides to the Portfolio in relation to the services contemplated when the fee rate was established approximately 15 years ago.

Not only is the Current Fee rate not reflective of the current nature and level of services being provided, SunAmerica also believes that it is substantially below market. Specifically, the Current Fee is substantially lower than the fees charged to mutual funds advised by other advisers in the Portfolio’s peer group. SunAmerica does not believe that it can achieve a reasonable level of profitability from the Portfolio at the Current Fee rate. The Proposed Fee is also lower than the fees charged by mutual funds in the Portfolio’s peer group. In addition, while past performance is no guarantee of future results, the Portfolio’s performance has been very strong and the Portfolio has consistently outperformed its peers.

The Board approved the Proposal, and recommends that the Portfolio’s shareholders vote to approve the Amended Advisory Agreement. In determining whether to approve the Amended Advisory Agreement, the Board, including the Independent Directors, considered factors that it deemed relevant, including the following information:

Nature, Extent, and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica to the Portfolio. When considering the reasonableness of the proposed fee increase, the Board considered SunAmerica’s recommendation in light of the changes in the nature and level of services being rendered by SunAmerica. In particular, the Board considered that the Current Fee, which was established at the initial launch of the Portfolio in 1998, is not commensurate with the nature and level of services that SunAmerica currently provides to the Portfolio, and has provided since 2005 when the Portfolio’s investment techniques were changed. The Board observed, among other things, that the level of expertise required to manage the Portfolio since 2005 has increased as the management process has become more complex. The Board also noted that the quality of services provided by SunAmerica to the Portfolio has remained high, and that the Amended Advisory Agreement will allow SunAmerica to continue to provide these high quality services.

The Board noted that the services include acting as investment manager and adviser to the Portfolio, managing the daily business affairs of the Portfolio, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolio.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolio. The Board also reviewed the personnel responsible for providing advisory services to the Portfolio and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica has been able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolio and the industry in general.

The Board also considered SunAmerica’s reputation and long-standing relationship with the Portfolio and considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2013, SunAmerica managed, advised and/or administered approximately $54.8 billion in assets. In addition, the Board considered SunAmerica’s code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolio. The Board also considered SunAmerica’s risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio’s prospectus. The Board also reviewed SunAmerica’s compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolio.

The Board concluded that the nature and extent of services to be provided under the Amended Advisory Agreement were reasonable and appropriate in relation to the Proposed Fee and that the quality of services was expected to continue to be high.

Investment Performance. The Board, including the Independent Directors, considered the investment performance of SunAmerica with respect to the Portfolio. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to the Portfolio’s peer group (“Peer Group”) and peer universe (“Peer Universe”), as independently determined by Lipper, Inc. (“Lipper”) and to an appropriate index or combination of indices, including the Portfolio’s benchmarks. Lipper is not affiliated with SunAmerica. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Group and Peer Universe.

The Board noted that performance information was for the periods ended March 31, 2013. The Board also noted that it regularly reviews the performance of the Portfolio throughout the year. The Board further noted that, while it monitors performance of the Portfolio closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board then noted that the Portfolio’s performance was significantly above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and further noted that the Portfolio was in the first quintile of the Peer Group and Peer Universe for these periods.

Consideration of the Proposed Fee and the Cost of Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Portfolio. The Board, including the Independent Directors, received and reviewed information regarding the Current Fee and the Proposed Fee. The Board examined this information in order to determine the reasonableness of the Proposed Fee in light of the nature and quality of services provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Portfolio.

To assist in analyzing the reasonableness of the Proposed Fee, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Portfolio’s Peer Group and Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the Proposed Fee, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. The Board also considered the various expense components of the Portfolio. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica would provide services at a cost that was competitive with other, similar funds.

The Board considered that the Current Fee was substantially below the median of the Portfolio’s Peer Group and Peer Universe, and that the Current Fee was the lowest in its Peer Group. The Board further considered that the Portfolio’s total expense ratio was below the median of its Peer Group and Peer Universe.

The Board also considered the Portfolio’s pro forma fees and expenses for the fiscal year ended October 31, 2012, assuming the Proposed Fee had been in effect during this period. The Board noted that the Proposed Fee would have continued to be below the median of the Peer Group and Peer Universe and that the total expense ratio would have been above the median of the Peer Group and Peer Universe. The Board took into account management’s discussion of the Portfolio’s expenses. The Board further considered that, as of May 22, 2013, the Portfolio’s assets were approximately $4.5 billion, and noted that the management fee rate for any incremental assets would be payable at the 0.40% breakpoint level, allowing shareholders to receive the benefit of both breakpoints. The Board also noted that the Current Fee does not contain breakpoints. The Board further considered that, had the assets remained constant during the year at approximately $4.5 billion, the annual management fee rate would have been approximately 0.50%, which was even further below the median of the Peer Group and Peer Universe than the October 31, 2012 pro forma fee rate, with the total expense ratio at slightly above the median of the Peer Group and slightly below the median of the Peer Universe.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolio. In particular, the Board observed that SunAmerica currently serves as subadviser to a portion of an affiliated annuity fund that it manages in a similar manner to the Portfolio and noted that the subadvisory fee was the same as the Current Fee but with breakpoints at lower levels. While the subadvisory fee for the annuity fund was comparable to the Current Fee, the Board noted that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager under the Current Advisory Agreement. The Board also observed that the subadvisory fee was paid to SunAmerica by the annuity fund’s investment adviser, an affiliate of SunAmerica, and that the advisory fee paid by the annuity fund to the adviser was substantially higher than the amount of the Proposed Fee. In addition, while not deemed to have a comparable investment strategy to the Portfolio, the Board further considered that SunAmerica acts as adviser to another affiliated annuity fund that employs a stock selection strategy that is substantially similar to the investment strategy that the Portfolio employed when it was first launched in 1998 and that this advisory fee is higher that the Current Fee rate. In connection with its consideration of the two annuity funds, the Board recognized that annuity funds are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with a peer group consisting of funds underlying variable insurance products.

Profitability. The Board considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolio. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provides the Portfolio and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolio.

The Board also considered the profitability of SunAmerica under the Current Advisory Agreement and the anticipated effect of the Amended Advisory Agreement on profitability, and further considered the profitability of SunAmerica’s affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. The Board considered SunAmerica’s proposal in light of SunAmerica’s belief that it cannot achieve a reasonable level of profitability from the Portfolio at the Current Fee rate, which the Board noted is substantially below market. In particular, the Board observed that the Portfolio has grown significantly over time, including as a result of the Portfolio’s performance results and the commitment and efforts of SunAmerica in dedicating time and resources to the Portfolio. The Board also noted that the Portfolio currently represents a large percentage of SunAmerica’s retail fund assets under management.

Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Portfolio. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolio. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica would have the financial resources necessary to perform its obligations under the Amended Advisory Agreement and to continue to provide the Portfolio with the high quality services that they had provided in the past. The Board further concluded that the Proposed Fee was reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolio. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolio shares common resources and may share certain expenses, and if the size of the complex increases, the Portfolio could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also noted that, unlike the Current Fee, the Proposed Fee includes breakpoints that adjust the fee downward as the size of the Portfolio increases, thereby allowing shareholders to participate in any economies of scale. The Board further observed that, at the Portfolio’s current asset level, the Portfolio and its shareholders would benefit from both of the breakpoints, resulting in a decrease in the initial fee rate.

Other Factors. In consideration of the Amended Advisory Agreement, the Board also received information regarding SunAmerica’s brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party which includes information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives (or potentially would derive) from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board, including the Independent Directors, approved the Amended Advisory Agreement. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Amended Advisory Agreement are fair and reasonable and in the best interests of the Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Amended Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were assisted by the advice of independent counsel in making this determination.

The Board unanimously recommends that the shareholders of the Portfolio vote “FOR” the proposal to approve the Amended Advisory Agreement.

ADDITIONAL INFORMATION

Service Providers

SunAmerica, the Portfolio’s investment adviser and administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and is a corporation organized under the laws of the state of Delaware. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). American General Life Insurance Company is located at 2727-A Allen Parkway, Houston, Texas 77019, and AIG is located at 180 Maiden Lane, New York, NY 10038. As of June 28, 2013, SunAmerica managed, advised and/or administered approximately $57.7 billion of assets. Set forth in Appendix C is information with respect to the principal executive officer and the directors of SunAmerica. Attached as Appendix D is information with respect to the officers and directors of the Corporation who are also officers, employees, or directors of SunAmerica.

SunAmerica Capital Services, Inc. (“SACS”) and SunAmerica Fund Services, Inc. (“SAFS”) are affiliates of SunAmerica and provide services to the Portfolio. SACS, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, serves a principal underwriter of the Portfolio’s shares. During the fiscal year ending October 31, 2012, the Portfolio paid SACS $10,094,891 in fees pursuant to the Portfolio’s Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. SAFS, also located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, assists the Portfolio’s transfer agent in providing shareholder services to shareholders of the Portfolio. During the fiscal year ending October 31, 2012, the Portfolio paid SAFS $4,075,205 in connection with these services pursuant to a Service Agreement between the Corporation, on behalf of the Portfolio, and SAFS.

Delivery of Proxy Materials

A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless the Portfolio received contrary instructions from one or more shareholders. The Portfolio will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of this Proxy Statement and Notice of Special Meeting of Shareholders may contact the Portfolio in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Corporation’s Secretary at: Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: Gregory N. Bressler or to 1-800-858-8850.

Brokerage Commissions

During the fiscal year ended October 31, 2012, the Portfolio did not pay any commissions to affiliated broker-dealers.

Outstanding Shares

Shareholders of record of the Portfolio on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote. The number of shares of the Portfolio that were issued and outstanding as of the Record Date is set forth in the following table.

Class	Shares Outstanding
A	198,828,501
B	11,867,556
C	89,025,030
W	22,477,690

Ownership of Shares

As of the Record Date, to the knowledge of the Portfolio, the following persons beneficially owned or were the owners of record of 5% or more of any class of shares of the Portfolio:

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class A; Record	18.19%	11.23%

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio
Pershing LLC 1 Pershing Plaza Jersey City, NY 07399-0002	Class A; Record	15.86%	9.78%

UBS Financial Services, Inc. FBO UBS WM USA OMNI ACCOUNT 499 Washing BLVD, FL 9 Jersey City, NJ 07310-2055	Class A; Record	12.14%	7.49%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A; Record	9.34%	5.76%

Charles Schwab & Co. Inc. OPEC Custody for benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class A; Record	6.10%	3.76%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	Class B; Record	37.35%	1.38%

Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class B; Record	27.48%	1.01%

Pershing LLC 1 Pershing Plaza Jersey City, NY 07399-0002	Class B; Record	7.82%	0.29%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class B; Record	6.17%	0.23%

Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class C; Record	31.52%	8.71%

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	Class C; Record	16.36%	4.52%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C; Record	13.47%	3.72%

Pershing LLC 1 Pershing Plaza Jersey City, NY 07399-0002	Class C; Record	9.16%	2.53%

UBS Financial Services, Inc. FBO UBS WM USA OMNI ACCOUNT 499 Washing BLVD, FL 9 Jersey City, NJ 07310-2055	Class C; Record	8.19%	2.26%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	Class W; Record	97.82%	6.82%

As of the Record Date, the Directors and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the shares of the Portfolio.

The Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolios”), are each fund-of-funds advised by SunAmerica that own shares of the Portfolio as of the Record Date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Portfolio.

Portfolio	Amount of Shares Owned	Percentage of Portfolio Shares Owned
Focused Balanced Strategy	1,077,582	0.33%
Focused Multi-Asset Strategy	1,079,906	0.33%

VOTING INFORMATION AND REQUIREMENTS

Information About Proxies and the Conduct of the Special Meeting

Solicitation of Proxies. Solicitations of proxies are being made on behalf of the Portfolio and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 6, 2013. Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Portfolio has retained AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Portfolio shareholders may receive a telephone call from AST asking them to vote.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Portfolio. Representatives of SunAmerica and its affiliates and other representatives of the Portfolio may also solicit proxies.

Questions about the Proposal should be directed to the Corporation by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Costs of Solicitation. The costs of the Special Meeting, including any costs of soliciting proxies in connection with the Amended Advisory Agreement, are estimated to be approximately $700,000 and will be borne solely by the SunAmerica or its affiliates, not by the Portfolio.

Required Vote. Approval of the Proposal will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (1) 67% or more of the total number of shares of all classes of the Portfolio that are present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (2) more than 50% of the shares of the Portfolio outstanding on the Record Date.

Proxies. If a proxy authorization (a “Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked or otherwise as provided therein. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any postponements or adjournments thereof. If you give no voting instructions, your shares will be voted “FOR” the Proposal herein and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Special Meeting, or any postponement or adjournment thereof.

Quorum; Adjournments. A majority of the outstanding shares of the Portfolio entitled to vote on the Proposal as of the Record Date must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal, abstentions and broker non-votes (that is, shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be treated as shares that are present at the Special Meeting and entitled to vote on the Proposal, but that will have the same effect as votes cast against the Proposal. In the event that a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the meeting or the persons named as Proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment. The Special Meeting may be adjourned without further notice other than announcement at the meeting for up to 120 days after the original record date for the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

Other Business; Shareholder Proposals. Under Maryland law, the only matters that may be acted on at the Special Meeting are those stated in the Notice of Special Meeting of Shareholders. Accordingly, other than procedural matters relating to the approval of the amendment to the Investment Advisory and Management Agreement, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

Future Shareholder Meetings. The Portfolio does not hold annual or other regular meetings of shareholders unless a shareholder vote is required under the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Portfolio should send written proposals to Gregory N. Bressler,

Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Manner of Voting

Portfolio shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed Proxy card or via telephone or the Internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

By Mail. To authorize your proxies by mail, you should date and sign the Proxy card included with this Proxy Statement, indicate your vote on the Proposal, and return the form in the envelope provided.

By Telephone. There are two convenient methods to authorize your proxies by telephone. If available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (866) 721-1619 toll-free if no confirmation is received or if your instructions have not been properly reflected.

By Internet. To authorize your proxies over the Internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that Internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders authorizing their Proxies by telephone or over the Internet need not return their Proxy card by mail.

A person submitting voting instructions by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing AST, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always revoke your proxy at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

August 5, 2013

Appendix A

AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated [            ], 2013 by and among SUNAMERICA SERIES, INC., a Maryland corporation (the “Corporation”) and SUNAMERICA ASSET MANAGEMENT CORP. a Delaware Corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Corporation and the Adviser are parties to an Investment Advisory and Management Agreement dated August 22, 2008, as amended (the “Advisory Agreement”), pursuant to which the Adviser furnishes investment management, advisory and administrative services to the various series of the Corporation, including Focused Dividend Strategy Portfolio (the “Dividend Strategy Portfolio”);

WHERAS, the Corporation and the Adviser desire to amend the Advisory Agreement to increase the advisory fee payable by the Corporation to the Adviser with respect to the Dividend Strategy Portfolio; and

WHEREAS, the Board of Directors of the Corporation and the shareholders of the Dividend Strategy Portfolio have approved this Amendment to Investment Advisory and Management Agreement.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	Schedule A of the Investment Advisory and Management Agreement is hereby amended to reflect an increase in the compensation payable to the Adviser thereunder with respect to the Dividend Strategy Portfolio from an annual rate of 0.35% of average daily net assets to an annual rate of 0.60% on the first $1.5 billion, 0.50% on the next $1.5 billion and $0.40% thereafter. A copy of the revised Schedule A is attached hereto as Appendix A.

2.	The effective date of this Amendment to Investment Advisory and Management Agreement is [ ], 2013.

3.	The Investment Advisory and Management Agreement, as expressly amended hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA SERIES, INC.

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT CORP.

By:
Name:
Title:

Appendix A

SCHEDULE A

(as amended)

FUND	FEE RATE (as a % of average daily net asset value)
Focused Dividend Strategy	0.60% on first $1.5 billion 0.50% on next $1.5 billion 0.40% thereafter

Focused Large-Cap Growth Portfolio	0.75%

SunAmerica Strategic Value Portfolio	0.75%

Focused Multi-Asset Strategy	0.10%

Focused Balanced Strategy	0.10%

Revised: [    ], 2013

Appendix B

Comparable Fund Data

SunAmerica acts as subadviser for a portion of another registered investment company where it employs a similar investment strategy to the portion of the fund that it subadvises. The following table sets forth the subadvisory fees paid to SunAmerica for services performed as subadviser to this comparable fund.

The services that SunAmerica provides to the Portfolio as both investment adviser and day-to-day investment manager are much broader in scope than the services that SunAmerica provides as a subadviser to the comparable fund. In addition, the comparable fund is sold only in the variable annuity market and, accordingly, is in a different Lipper classification, with a peer group consisting of funds underlying variable insurance products.

Comparable Fund	Net Assets as of June 28, 2013 ($ million)	Comparable Fund Advisory and Subadvisory Fee
VALIC Company I – Dividend Value Fund	$565.6	Advisory Fee Paid by the fund to The Variable Annuity Life Insurance Company (“VALIC”) as investment adviser

		0.75% on the first $250 million 0.72% on the next $250 million 0.67% on the next $500 million 0.62% on assets over $1 billion

		Subadvisory Fee Paid by VALIC to SunAmerica as subadviser

		0.35% on first $250 million 0.325% on next $250 million 0.30% on next $500 million 0.275% on assets over $1 billion

B-1

Appendix C

The following table provides information about the principal executive officer and the directors of SunAmerica.

Name	Address	Principal Occupation
Peter A. Harbeck	Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311	President and Chief Executive Officer of SunAmerica; Chairman, AIG Advisor Group, Inc.

Jay S. Wintrob	1 SunAmerica Center, Los Angeles, CA 90067	President and Chief Executive Officer, AIG Life and Retirement

Christine A. Nixon	1 SunAmerica Center, Los Angeles, CA 90067	Senior Vice President and General Counsel, AIG Life and Retirement

C-1

Appendix D

The following individuals are the officers and directors of the Corporation who are also officers, employees, or directors of SunAmerica:

Name[1]	Position with Corporation	Position with SunAmerica
Peter Harbeck	Director	President, CEO, and Director

John T. Genoy	President	Senior Vice President, Chief Financial Officer and Chief Operating Officer

Donna M. Handel	Treasurer	Senior Vice President

Gregory N. Bressler	Secretary and Chief Legal Officer	Senior Vice President and General Counsel

James Nichols	Vice President	Senior Vice President

Timothy Pettee	Vice President	Chief Investment Officer

Katherine Stoner	Vice President and Chief Compliance Officer	Vice President

Nori L. Gabert	Vice President and Assistant Secretary	Vice President and Deputy General Counsel

Gregory R. Kingston	Vice President and Assistant Treasurer	Vice President

Matthew J. Hackethal	Anti- Money Laundering Compliance Officer	Chief Compliance Officer

Kathleen Fuentes	Assistant Secretary	Vice President and Deputy General Counsel

John E. McLean	Assistant Secretary	Vice President and Senior Counsel

John E. Smith, Jr.	Assistant Treasurer	Assistant Vice President

[1]	Certain of the individuals listed in the table own shares in AIG, the ultimate parent company of SunAmerica.

D - 1	PROXYFDSP - 7/13

YOUR VOTE IS IMPORTANT NO MATTER

HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free [ ] to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

Control Number: [ ]

PROXY                          SUNAMERICA SERIES, INC.                        PROXY

FOCUSED DIVIDEND STRATEGY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of the Focused Dividend Strategy Portfolio (the “Portfolio”), a series of SunAmerica Series, Inc. a Maryland corporation (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory N. Bressler, Kathleen Fuentes, and John E.

McLean and each of them, as proxies for the undersigned, with full power of substitution, to attend the special meeting of shareholders (the “Special Meeting”) to be held at the offices of the Corporation, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern Time), on Friday, September 27, 2013, and any and all postponements and adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with all powers the undersigned would possess if then and there personally present and especially (but not without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 5, 2013, the terms of which are incorporated by reference, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If the proxy is executed and no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposal. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET:
[WEB ADDRESS]
VOTE VIA THE TELEPHONE: [PHONE NUMBER]

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE, AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the

SunAmerica Series, Inc. Special Shareholder Meeting

To be held on September 27, 2013

The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/sunamerica.pdf

Please detach at perforation before mailing

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Directors of the Corporation unanimously recommends that you vote “FOR” the following proposal.

1. To approve the amendment to the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica Asset Management Corp. (“SunAmerica”), to increase the advisory fee rate payable by the Portfolio to SunAmerica

FOR     AGAINST    ABSTAIN

[    ]            [    ]               [    ]